Exhibit 99.2

Evan Spiegel, Co-Founder and Chief Executive Officer Q3 demonstrated the growing earnings power of Snap's business. Revenue increased 14% year-over-year to $1.72 billion, and we generated positive net income. Gross Margin expanded by approximately 7 percentage points, while Net Income margin and Adjusted EBITDA margin each expanded by approximately 10 percentage points. Daily Active Users grew to 495 million and Monthly Active Users grew to 977 million. As I shared in my 15-year letter in September, our priorities are clear: keep our community safe, grow our advertising business faster, and strengthen the relationships at the heart of Snapchat. Communication between friends and family remains the foundation of Snapchat. In Q3, average daily messages sent increased 8% year-over-year, and the number of people engaging in two-way communication increased 6% year-over-year. Our camera, Spotlight, Map, and games give people more to share and more reasons to connect. Spotlight is becoming an increasingly important part of that experience, with content that sparks conversations and inspires creativity. Globally, the number of people posting to Spotlight grew 130% year-over-year, while daily active viewers increased 40% year-over-year. We continue to invest in creators and AI-powered recommendations to help Snapchatters discover content they enjoy and want to share with friends. AI is becoming a meaningful advantage for Snap, helping us improve our products faster, serve our community more effectively, and work more efficiently. For example, in Q3, our engineering teams more than doubled the number of merged pull requests year-over-year, while the defect rate per merged pull request declined over 71%. For advertisers, AI search now resolves over 92% of help-center sessions, while support cases declined 35% year-over-year. While advertising revenue growth remains below our ambitions, advertisers are seeing the benefits of our performance improvements. Our focus now is to turn these improvements into broader adoption, more meaningful share of advertiser budgets, and more durable growth. Other Revenue grew 84% year-over-year, and we surpassed 30 million paid subscribers across Snapchat+, Memories Storage, and Lens+. Innovative AI-powered features have helped Lens+ exceed our expectations, demonstrating how new creative experiences can drive demand for our paid products. Paid subscribers still represent a small share of our monthly community, giving us room to grow through broader adoption and new premium experiences. We delivered substantial operating leverage, with approximately 93% of incremental revenue flowing through to Adjusted EBITDA. As revenue grew faster than our cost base, we expanded margins and generated stronger cash flow. This strengthens our ability to invest in our business, offset dilution, and create long-term value on a per-share basis. SPECS represent our ambition to bring computing into the world around us. By combining see-through augmented reality with AI, we see an opportunity for computers to understand more of what we are experiencing and provide useful information and assistance in the moment. SPECS can help people learn, create, and get things done while staying present with those around them. Our years of investment in augmented reality and our developer ecosystem give us a strong foundation to lead this transition. SPECS bring those capabilities together across hardware, software, and AI to make computing a more natural part of everyday life. A golfer can receive personalized guidance on their swing through a Lens developed with input from PGA Professionals, while someone working on the go can edit documents on a virtual display. Through our enterprise SNAP INC. | Q3 2026 | PREPARED REMARKS 1

partnerships, we are also exploring how technicians can receive visual guidance from remote experts directly in their field of view while keeping their hands free. We are excited by the positive feedback we have already received as people experience SPECS firsthand. Our SPECS First Look pop-up is now open at Westfield Century City in Los Angeles, where visitors are trying SPECS, meeting our team, and learning more about augmented reality. The pop-up gives us an opportunity to learn directly from our community as we refine the experience and bring a more natural, human way of computing to life. Ronan Harris, Chief Commercial Officer Snapchat is woven through how our community lives throughout their day. People use the camera to share what’s happening, use chat to talk with close friends, they explore the Map, and discover content about where to go, what to do, and what to buy. They come to Snapchat as themselves, with the people who matter to them. That is what makes Snapchat different: it’s the real you, in the real world. Real relationships, real-world context, and authentic self-expression give us a distinctive foundation for advertising. AI can help us build on that understanding while protecting privacy, making recommendations more useful and advertising more effective. Our ambition is to help businesses create demand before people start searching and turn discovery into purchases. Our priorities are improving advertiser performance, making results easier to measure, and expanding the ways businesses can reach our community. Across these priorities, our focus is on turning stronger outcomes into greater advertiser demand, larger budgets, and sustained revenue growth. In Q3, direct response advertising grew strongly, supported by improved purchase outcomes. However, upper funnel brand advertising declined year-over-year, weighing on our overall growth. In Q3, purchase volume for campaigns optimized for app purchases more than doubled year-over-year, while average cost per purchase declined approximately 24% and revenue grew over 54%. For web purchase campaigns, purchases increased over 31% year-over-year, average cost per purchase declined 15%, and revenue grew 11%. For example, skincare brand DRMTLGY used WorkMagic to measure Snapchat’s incremental impact on sales. The brand scaled its Snapchat investment 6.2x while improving incremental return on ad spend by 45%, driving 9x incremental revenue. New customers accounted for 73% of incremental orders, up from 54%, highlighting Snapchat’s role in efficient customer acquisition. AI is helping us extend that progress through innovations like Dynamic Product Ads Generative Retrieval and Agentic Recommendations. These capabilities help connect products in an advertiser’s catalog with a Snapchatter’s interests and activity to identify products they may value. Together with improvements that recognize people’s multiple interests, these innovations have already contributed to an over 2.5% increase in Pixel Purchase conversions. Ahead of the holiday shopping season, we introduced Commerce Power Pack to help advertisers turn discovery into purchases and optimize for business value. Dynamic Product Ads for Sponsored Snaps brings personalized catalog ads into Chat and is available globally. Third-Party Web Optimization, now in open beta, combines Snap’s signals with third-party measurement signals to optimize toward advertisers’ preferred sources of measurement. For example, after switching to Third-Party Web Optimization for its Snapchat campaigns in France, Foot Locker recorded a 53% higher return on ad spend and a 38% lower cost per acquisition, measured through its third-party measurement platform. SNAP INC. | Q3 2026 | PREPARED REMARKS 2

For app advertisers, Unified Attribution became generally available across AppsFlyer and Adjust in August, extending support to measurement partners representing over 75% of app advertising revenue. It helps align campaign optimization with purchase outcomes reported by advertisers’ mobile measurement partners. Our third priority is expanding the ways businesses can reach our community. Advertising within Chat, Spotlight, and the Map connects businesses with the conversations, content, and places that matter to Snapchatters. These experiences give advertisers more ways to build awareness, create demand, and drive purchases. Sponsored Snaps revenue grew 56% sequentially, with Chat’s share of total revenue increasing approximately 8 percentage points year-over-year. Our launch of auction-based Sponsored Snaps in Europe is an exciting step in bringing this format to more advertisers. Adding personalized product ads through Commerce Power Pack further expands its potential to turn conversations and discovery into action. Spotlight’s growing audience creates more opportunities for brands to reach our community through full-screen vertical video. Average Spotlight eCPM increased 22% year-over-year, and we continue to strengthen the creative, buying, and measurement capabilities that help advertisers achieve their goals. Promoted Places brings this opportunity into the real world, helping businesses connect with people exploring where to go and what to do on Snap Map. Revenue and advertiser adoption each more than doubled sequentially in Q3, and we expanded the product to 14 countries. This early momentum demonstrates advertiser interest in reaching our community at moments of discovery, with opportunities spanning restaurants, retailers, and other local businesses. Across these priorities, success means helping more advertisers achieve their goals, return to Snapchat, and grow their investment. By delivering results they can trust and build upon, we believe we can earn lasting relationships, a larger share of their budgets, and sustained advertising revenue growth. Doug Hott, Chief Financial Officer In Q3, revenue increased 14% year-over-year to $1.72 billion, within our prior guidance range of $1.70 to $1.74 billion, while our total cost structure grew just 1% year-over-year. Advertising Revenue grew 4% and Other Revenue grew 84%, led by Snapchat+, Memories Storage, and Lens+. We delivered substantial operating leverage, with approximately 93% of incremental revenue flowing through to Adjusted EBITDA. Gross Margin reached 62%, Net Income reached $56 million, an improvement of $160 million year-over-year, and Adjusted EBITDA increased by approximately $201 million to $383 million year-over-year, representing a margin of 22%. Margin expansion reflected revenue growth, a greater contribution from direct revenue, and efficiencies across our cost base. Our focus is on sustaining disciplined cost growth while investing in the products and capabilities that support revenue growth. Operating Cash Flow increased 44% year-over-year to $210 million, and Free Cash Flow increased 76% to $164 million. On a trailing-twelve-month basis, Operating Cash Flow reached $983 million, up 59%, and Free Cash Flow reached $777 million, up 88%. This growth in cash generation strengthens our ability to invest in the business, manage dilution, and maintain a strong balance sheet. We ended Q3 with approximately 1.93 billion shares outstanding including shares underlying stock-based awards, an increase of 3.8% year-over-year. Managing dilution remains an important part of translating stronger earnings and cash generation into sustained growth in Free Cash Flow per share. SNAP INC. | Q3 2026 | PREPARED REMARKS 3

We ended the quarter with approximately $2.77 billion in cash, cash equivalents, and marketable securities, an increase of approximately $111 million from the end of Q2. Financial Outlook As we move into Q4, we remain focused on accelerating top-line growth, growing our community, deepening engagement, and improving financial efficiency. Our guidance range for Q4 revenue is $1.950 billion to $1.985 billion. We expect Infrastructure Costs to grow modestly year-over-year in Q4 and now anticipate full-year Infrastructure Costs of $1.65 billion to $1.66 billion, compared with our prior guidance of $1.65 billion to $1.70 billion, as we have been able to increase our investments in AI and ML without increasing our overall infrastructure costs. We continue to expect All Other Cost of Revenue, excluding Infrastructure Costs, to represent 16% to 17% of revenue for the full year. Our guidance range for Adjusted EBITDA is $490 million to $525 million in Q4. Our outlook includes our planned investment in SPECS, which we continue to pace against product, ecosystem, and economic milestones. Following the expected completion of our current repurchase program in Q4, we intend to pursue a multi-year approach to dilution management, with the goal of offsetting future dilution and supporting a stable fully diluted share count in 2027. Beginning with our Q1 2027 results, global monthly active users (MAU) will become our primary audience metric. Snapchat is approaching one billion people each month, and we believe MAU provides the most complete view of the community we serve and our revenue opportunity over time. MAU represents the scale of our community, while engagement and monetization metrics reflect the depth and value of our service. Daily engagement has historically been stable as a percentage of monthly engagement, but we do not intend to optimize Snapchat around daily use at the expense of long-term value for our community. A longer-term horizon better aligns our reported metrics with the product and safety decisions that strengthen relationships, create lasting utility, and support broader, more durable audience growth. Alongside global MAU, we are introducing global MAU-based Average Revenue per User (ARPU) as our primary monetization metric. Together, global MAU, ARPU, and Free Cash Flow per share provide a clearer scorecard for Snap: the scale of our community, our progress monetizing that community, and our ability to translate that progress into long-term shareholder value. As discussed last quarter, we continue to monitor the evolving legal and regulatory landscape in the United States and internationally that could materially impact our business and financial results, including increased regulatory scrutiny on youth-related issues. While outcomes remain uncertain, they may result in significant changes to our products and business practices, increased compliance requirements and legal costs, increased payments for legal judgments and settlements, and negative impacts to user growth and engagement. SNAP INC. | Q3 2026 | PREPARED REMARKS 4

SNAP INC. | Q3 2026 | PREPARED REMARKS 5

Forward Looking Statements The prepared remarks contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, or the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended, or the Exchange Act about us and our industry that involve substantial risks and uncertainties. All statements other than statements of historical facts contained in these prepared remarks, including statements regarding guidance, our future results of operations or financial condition, future stock repurchase programs or stock dividends, business strategy and plans, user growth and engagement, product initiatives, objectives of management for future operations, and advertiser and partner offerings, are forward-looking statements. In some cases, you can identify forward-looking statements because they contain words such as “anticipate,” “believe,” “contemplate,” “continue,” “could,” “estimate,” “expect,” “going to,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “will,” or “would” or the negative of these words or other similar terms or expressions. We caution you that the foregoing may not include all of the forward-looking statements made in these prepared remarks. You should not rely on forward-looking statements as predictions of future events. We have based the forward-looking statements contained in these prepared remarks primarily on our current expectations and projections about future events and trends, including our financial outlook, macroeconomic uncertainty, and geo-political events and conflicts, that we believe may continue to affect our business, financial condition, results of operations, and prospects. These forward-looking statements are subject to risks and uncertainties related to: our financial performance; our ability to attain and sustain profitability; our ability to generate and sustain positive cash flow; our ability to attract and retain users, partners, and advertisers; competition and new market entrants; managing our growth and future expenses; compliance with new laws, regulations, and executive actions; our ability to maintain, protect, and enhance our intellectual property; our ability to succeed in existing and new market segments; our ability to attract and retain qualified team members and key personnel; our ability to repay or refinance outstanding debt, or to access additional financing; future acquisitions, divestitures, or investments; and the potential adverse impact of climate change, natural disasters, health epidemics, macroeconomic conditions, and war or other armed conflict, as well as risks, uncertainties, and other factors described in “Risk Factors” and elsewhere in our most recent periodic report filed with the U.S. Securities and Exchange Commission, or SEC, which is available on the SEC’s website at www.sec.gov. Additional information will be made available in Snap Inc.’s periodic report that will be filed with the SEC for the period covered by these prepared remarks and other filings that we make from time to time with the SEC. In addition, any forward-looking statements contained in these prepared remarks are based on assumptions that we believe to be reasonable as of this date. We undertake no obligation to update any forward-looking statements to reflect events or circumstances after the date of these prepared remarks or to reflect new information or the occurrence of unanticipated events, including future developments related to geo-political events and conflicts and macroeconomic conditions, except as required by law. Non-GAAP Financial Measures To supplement our consolidated financial statements, which are prepared and presented in accordance with GAAP, we use certain non-GAAP financial measures, as described below, to understand and evaluate our core operating performance. These non-GAAP financial measures, which may be different than similarly titled measures used by other companies, are presented to enhance investors’ overall understanding of our financial performance and should not be considered a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP. We use the non-GAAP financial measure of Free Cash Flow, which is defined as net cash provided by (used in) operating activities, reduced by purchases of property and equipment. We believe Free Cash Flow is an important liquidity measure of the cash that is available, after capital expenditures, for operational expenses and investment in our business and is a key financial indicator used by management. Additionally, we believe that Free Cash Flow is an important measure since we use third-party infrastructure partners to host our services and therefore we do not incur significant capital expenditures to support revenue generating activities. Free Cash Flow is useful to investors as a liquidity measure because it measures our ability to generate or use cash. Once our business needs and obligations are met, cash can be used to maintain a strong balance sheet and invest in future growth. We use the non-GAAP financial measure of Adjusted EBITDA, which is defined as net income (loss), excluding interest income; interest expense; other income (expense), net; income tax benefit (expense); depreciation and amortization; stock-based compensation expense; payroll and other tax expense related to stock-based compensation; and certain other items impacting net income (loss) from time to time. We believe that Adjusted EBITDA helps identify underlying trends in our business that could otherwise be masked by the effect of the expenses that we exclude in Adjusted EBITDA. We use other non-GAAP financial measures such as Adjusted Cost of Revenue and Adjusted Operating Expenses. These measures are defined as their respective GAAP expense line items, excluding interest income; interest expense; other income (expense), net; income tax benefit (expense); depreciation and amortization; stock-based compensation expense; payroll and other tax expense related to stock-based compensation; and certain other items impacting net income (loss) from time to time. We use the non-GAAP financial measure of Adjusted Gross Profit, which we define as GAAP revenue less Adjusted Cost of Revenue. We use the non-GAAP financial measure of Adjusted Gross Margin, which we define as GAAP revenue less Adjusted Cost of Revenue divided by GAAP revenue. Similar to Adjusted EBITDA, we believe these measures help identify underlying trends in our business that could otherwise be masked by the effect of the expenses we exclude in the measure. We believe that these non-GAAP financial measures provide useful information about our financial performance, enhance the overall understanding of our past performance and future prospects, and allow for greater transparency with respect to key metrics used by our management for financial and operational decision-making. We are presenting these non-GAAP measures to assist investors in seeing our financial performance through the eyes of management, and because we believe that these measures provide an additional tool for investors to use in comparing our core financial performance over multiple periods with other companies in our industry. For a reconciliation of these non-GAAP financial measures to the most directly comparable GAAP financial measure, please see “Reconciliation of GAAP to Non-GAAP Financial Measures” included as an Appendix to these prepared remarks Snap Inc., “Snapchat,” and our other registered and common law trade names, trademarks, and service marks are the property of Snap Inc. or our subsidiaries. SNAP INC. | Q3 2026 | PREPARED REMARKS 6

Reconciliation of GAAP to Non-GAAP Financial Measures (In thousands, unaudited) 1. Adjusted Gross Profit is a non-GAAP measure, which we define as GAAP revenue less Adjusted Cost of Revenue. Adjusted Cost of Revenue is a non-GAAP measure and excludes stock-based compensation expense, payroll and other tax expense related to stock-based compensation, depreciation and amortization, and certain other items impacting net income (loss) from time to time. Adjusted Gross Margin is a non-GAAP measure, which we define as GAAP revenue less Adjusted Cost of Revenue divided by GAAP revenue. 2. GAAP Operating Expenses is defined as total costs and expenses, as reported on our consolidated statements of operations, minus GAAP cost of revenue. 3. Adjusted Operating Expenses is a non-GAAP measure and excludes stock-based compensation expense, payroll and other tax expense related to stock-based compensation, depreciation and amortization, and certain other items impacting net income (loss) from time to time. 4. Operating leverage is a non-GAAP measure, which we define as the change in Adjusted EBITDA year-over-year divided by the change in revenue year-over-year. Operating leverage is a measure of how much incremental revenue flows through to Adjusted EBITDA. SNAP INC. | Q3 2026 | PREPARED REMARKS 7

Reconciliation of GAAP to Non-GAAP Financial Measures (In thousands, unaudited) 1. Adjusted EBITDA is a non-GAAP measure, which we define as net income (loss), excluding interest income; interest expense; other income (expense), net; income tax benefit (expense); depreciation and amortization; stock-based compensation expense; payroll and other tax expense related to stock-based compensation; and certain other items impacting net income (loss) from time to time. 2. Free Cash Flow is a non-GAAP measure, which we define as net cash provided by (used in) operating activities, reduced by purchases of property and equipment. SNAP INC. | Q3 2026 | PREPARED REMARKS 8